Exhibit 99.1 INVESTOR PRESENTATION SEPTEMBER 2021Exhibit 99.1 INVESTOR PRESENTATION SEPTEMBER 2021

FORWARD-LOOKING STATEMENTS This presentation contains a number of forward-• travel industry disruptions;• our exposure to labor cost increases and work looking statements. Words, and variations of words, stoppages related to unionized employees; • our ability to successfully integrate and achieve such as “will,” “may,” “expect,” “would,” “could,” “might,” established financial and strategic goals from• liabilities relating to prior and discontinued “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” acquisitions; operations; “seek,” “aim,” “potential,” “target,” “outlook,” and similar • our dependence on large exhibition event clients;• adverse effects of show rotation on our periodic expressions are intended to identify our forward-looking results and operating margins; statements. Similarly, statements that describe our • the importance of key members of our account business strategy, outlook, objectives, plans, initiatives, teams to our business relationships;• our exposure to currency exchange rate fluctuations; intentions or goals also are forward looking statements. • the competitive nature of the industries in which we• our exposure to cybersecurity attacks and threats; These forward-looking statements are not historical facts operate; and are subject to a host of risks and uncertainties, many • compliance with laws governing the storage, of which are beyond our control, which could cause actual • unanticipated delays and cost overruns of our collection, handling, and transfer of personal data results to differ materially from those in the forward- capital projects, and our ability to achieve and our exposure to legal claims and fines for data looking statements. established financial and strategic goals for such breaches or improper handling of such data; and projects; Important factors that could cause actual results to differ • changes affecting the London Inter-bank Offered materially from those described in our forward-looking • seasonality of our businesses; Rate (“LIBOR”). statements include, but are not limited to, the following: • transportation disruptions and increases in For a more complete discussion of the risks and • the impact of the COVID-19 pandemic on our transportation costs; uncertainties that may affect our business or financial financial condition, liquidity, and cash flow; results, please see Item 1A, “Risk Factors,” of our most • natural disasters, weather conditions, and other recent annual report on Form 10-K filed with the SEC. We • our ability to anticipate and adjust for the impact of catastrophic events; disclaim and do not undertake any obligation to update or the COVID-19 pandemic on our businesses; • our multi-employer pension plan funding revise any forward-looking statement in this presentation • general economic uncertainty in key global markets obligations; except as required by applicable law or regulation. and a worsening of global economic conditions; 2FORWARD-LOOKING STATEMENTS This presentation contains a number of forward-• travel industry disruptions;• our exposure to labor cost increases and work looking statements. Words, and variations of words, stoppages related to unionized employees; • our ability to successfully integrate and achieve such as “will,” “may,” “expect,” “would,” “could,” “might,” established financial and strategic goals from• liabilities relating to prior and discontinued “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” acquisitions; operations; “seek,” “aim,” “potential,” “target,” “outlook,” and similar • our dependence on large exhibition event clients;• adverse effects of show rotation on our periodic expressions are intended to identify our forward-looking results and operating margins; statements. Similarly, statements that describe our • the importance of key members of our account business strategy, outlook, objectives, plans, initiatives, teams to our business relationships;• our exposure to currency exchange rate fluctuations; intentions or goals also are forward looking statements. • the competitive nature of the industries in which we• our exposure to cybersecurity attacks and threats; These forward-looking statements are not historical facts operate; and are subject to a host of risks and uncertainties, many • compliance with laws governing the storage, of which are beyond our control, which could cause actual • unanticipated delays and cost overruns of our collection, handling, and transfer of personal data results to differ materially from those in the forward- capital projects, and our ability to achieve and our exposure to legal claims and fines for data looking statements. established financial and strategic goals for such breaches or improper handling of such data; and projects; Important factors that could cause actual results to differ • changes affecting the London Inter-bank Offered materially from those described in our forward-looking • seasonality of our businesses; Rate (“LIBOR”). statements include, but are not limited to, the following: • transportation disruptions and increases in For a more complete discussion of the risks and • the impact of the COVID-19 pandemic on our transportation costs; uncertainties that may affect our business or financial financial condition, liquidity, and cash flow; results, please see Item 1A, “Risk Factors,” of our most • natural disasters, weather conditions, and other recent annual report on Form 10-K filed with the SEC. We • our ability to anticipate and adjust for the impact of catastrophic events; disclaim and do not undertake any obligation to update or the COVID-19 pandemic on our businesses; • our multi-employer pension plan funding revise any forward-looking statement in this presentation • general economic uncertainty in key global markets obligations; except as required by applicable law or regulation. and a worsening of global economic conditions; 2

NON-GAAP FINANCIAL MEASURES This document includes the presentation of “Adjusted Segment EBITDA”, which is Adjusted Segment EBITDA is defined by management as net income attributable to supplemental to results presented under accounting principles generally accepted in the Viad before income (loss) from discontinued operations, corporate activities, interest United States of America (“GAAP”) and may not be comparable to similarly titled expense and interest income, income taxes, segment depreciation and amortization, measures presented by other companies. This non-GAAP measure should be considered segment acquisition-related costs, attraction start-up costs, restructuring charges, in addition to, but not as a substitute for, other similar measures reported in accordance impairment losses, and the reduction/increase for income/loss attributable to non- with GAAP. redeemable and redeemable non-controlling interests. The use of this non-GAAP financial measure is limited, compared to the GAAP measure of Adjusted Segment EBITDA is considered a useful operating metric, in addition to net net income attributable to Viad, because it does not consider a variety of items affecting income attributable to Viad, as potential variations arising from non-recurring integration Viad’s consolidated financial performance as explained below. Because this non-GAAP costs, non-cash amortization and depreciation, and non-operational expenses/income are measure does not consider all items affecting Viad’s consolidated financial performance, a eliminated, thus resulting in an additional measure considered to be indicative of Viad’s user of Viad’s financial information should consider net income attributable to Viad as an segment performance. Management believes that the presentation of Adjusted Segment important measure of financial performance because it provides a more complete EBITDA provides useful information to investors regarding Viad’s results of operations for measure of the Company’s performance. trending, analyzing and benchmarking the performance and value of Viad’s business. 3NON-GAAP FINANCIAL MEASURES This document includes the presentation of “Adjusted Segment EBITDA”, which is Adjusted Segment EBITDA is defined by management as net income attributable to supplemental to results presented under accounting principles generally accepted in the Viad before income (loss) from discontinued operations, corporate activities, interest United States of America (“GAAP”) and may not be comparable to similarly titled expense and interest income, income taxes, segment depreciation and amortization, measures presented by other companies. This non-GAAP measure should be considered segment acquisition-related costs, attraction start-up costs, restructuring charges, in addition to, but not as a substitute for, other similar measures reported in accordance impairment losses, and the reduction/increase for income/loss attributable to non- with GAAP. redeemable and redeemable non-controlling interests. The use of this non-GAAP financial measure is limited, compared to the GAAP measure of Adjusted Segment EBITDA is considered a useful operating metric, in addition to net net income attributable to Viad, because it does not consider a variety of items affecting income attributable to Viad, as potential variations arising from non-recurring integration Viad’s consolidated financial performance as explained below. Because this non-GAAP costs, non-cash amortization and depreciation, and non-operational expenses/income are measure does not consider all items affecting Viad’s consolidated financial performance, a eliminated, thus resulting in an additional measure considered to be indicative of Viad’s user of Viad’s financial information should consider net income attributable to Viad as an segment performance. Management believes that the presentation of Adjusted Segment important measure of financial performance because it provides a more complete EBITDA provides useful information to investors regarding Viad’s results of operations for measure of the Company’s performance. trending, analyzing and benchmarking the performance and value of Viad’s business. 3

5 10 20 SUMMARY 33 APPENDIX 355 10 20 SUMMARY 33 APPENDIX 35

INVESTMENT HIGHLIGHTS ▪ High-quality businesses with leading market positions in experiential leisure travel and experiential B2B events ▪ Track-record of creating significant shareholder value through strategic execution ▪ Strong liquidity position and financial flexibility to endure pandemic and resume growth ▪ Capitalizing on pandemic disruption to strengthen leading market positions ▪ Experienced management team positioning company for post-COVID-19 success ▪ Significantly scale Pursuit ▪ Improve GES margin profile Leading and Delivered Strong Opportunity to defensible strong growth liquidity and continue market positions from 2015 - 2019 financial flexibility investing for growth 5INVESTMENT HIGHLIGHTS ▪ High-quality businesses with leading market positions in experiential leisure travel and experiential B2B events ▪ Track-record of creating significant shareholder value through strategic execution ▪ Strong liquidity position and financial flexibility to endure pandemic and resume growth ▪ Capitalizing on pandemic disruption to strengthen leading market positions ▪ Experienced management team positioning company for post-COVID-19 success ▪ Significantly scale Pursuit ▪ Improve GES margin profile Leading and Delivered Strong Opportunity to defensible strong growth liquidity and continue market positions from 2015 - 2019 financial flexibility investing for growth 5

THE PREMIERE EXPERIENTIAL SERVICES COMPANY

VIAD

PURSUIT

Vertically-integrated attractions and hospitality company in iconic destinations with a collection of world-class ***attractions***, distinctive ***lodges***, and sightseeing ***tours***



PORTFOLIO OF ICONIC AND ENGAGING EXPERIENCES[1]

8 Attractions *1.8M+ visitors*	**25** Distinctive Lodges *380,000+ Nights*	**2** FlyOver Flying Ride Experiences *600K+ Visitors*
$223M 2019 Pursuit Revenue	**$81M** 2019 Pursuit Adjusted EBITDA	**19%** 2015-2019 Pursuit Revenue CAGR

1 Number of experiences, visitor counts, and room nights represent FY'19, and therefore do not include one new lodge in Jasper (est opening FY'22), FlyOver Las Vegas (opened Sep '21), and FlyOver Canada Toronto (est opening FY'24).

GES

A ***global, full-service live events company*** offering a comprehensive range of services for exhibitions/conferences, brand experiences, and venue services



GLOBAL LEADER IN LIVE EVENTS

4,000+ Global Events	**150k+** Exhibitors Served Annually	**75+** Countries with Execution Capability
$1.1B 2019 GES Revenue	**$72M** 2019 GES Adjusted EBITDA	**4%** 2015-2019 GES Revenue CAGR

6 VIAD

LONG-TERM FOCUSED ON MAXIMIZING GOALS SHAREHOLDER VALUE Smart allocation of capital Continue to drive growth Drive increased profitability through Refresh, Build, Buy and strong cash flow through Continually evaluate and take advantage of more flexible cost structure options to maximize economic disruption and and focus on higher-margin shareholder value opportunity in the space clients/services 7LONG-TERM FOCUSED ON MAXIMIZING GOALS SHAREHOLDER VALUE Smart allocation of capital Continue to drive growth Drive increased profitability through Refresh, Build, Buy and strong cash flow through Continually evaluate and take advantage of more flexible cost structure options to maximize economic disruption and and focus on higher-margin shareholder value opportunity in the space clients/services 7

VIAD’S TRACK RECORD OF 165.7% CREATING SHAREHOLDER VALUE TSR 2015-2019 CASH FROM OPERATIONS $472 70% CASH CONVERSION MILLION S&P SmallCap600 57.4% (1) IN GROWTH INVESTMENTS SINCE 2015 $367 15% MINIMUM IRR HURDLE MILLION Russell 2000 48.4% (1) 2019 EBITDA FROM GROWTH INVESTMENTS $45.5 14% EBITDA CAGR 2015-2019 MILLION 2015 2016 2017 2018 2019 8 1 Includes acquisitions at GES & Pursuit and major growth projects that were owned/operated by Pursuit for the majority of the 2019 season; does not include investments for projects currently in development or opened toward the end of the 2019 season.VIAD’S TRACK RECORD OF 165.7% CREATING SHAREHOLDER VALUE TSR 2015-2019 CASH FROM OPERATIONS $472 70% CASH CONVERSION MILLION S&P SmallCap600 57.4% (1) IN GROWTH INVESTMENTS SINCE 2015 $367 15% MINIMUM IRR HURDLE MILLION Russell 2000 48.4% (1) 2019 EBITDA FROM GROWTH INVESTMENTS $45.5 14% EBITDA CAGR 2015-2019 MILLION 2015 2016 2017 2018 2019 8 1 Includes acquisitions at GES & Pursuit and major growth projects that were owned/operated by Pursuit for the majority of the 2019 season; does not include investments for projects currently in development or opened toward the end of the 2019 season.

OUR RECOVERY IS UNDERWAY

WELL-POSITIONED TO EMERGE STRONGER

- Leisure travel and in-person events are beginning to recover as vaccination rates increase, pandemic-related restrictions lessen, and people feel more comfortable traveling and gathering
- We are positioned to win the recovery and emerge stronger than before, with our growth investments, market share gains, and permanent changes to our cost structure
- We expect the recovery in leisure travel and our new Pursuit attractions to help offset the slower recovery in business travel at GES
  - ✚ Substantial recovery in leisure travel by 2022
  - ✚ New experiences opened at Pursuit – Sky Lagoon (opened May 2021), Golden Skybridge (opened June 2021), FlyOver Las Vegas (opened Sep 2021), and new 88-room Jasper hotel (est. opening 2022)
  - ✚ Recovery of in-person events beginning 2H'21

EBITDA expected to return to NEAR 2019 LEVELS BY 2022 and SURPASS 2019 LEVELS BY 2023

Note: EBITDA refers to Adjusted Segment EBITDA.

VIAD

9

PURSUIT IS A GLOBAL ATTRACTIONS & HOSPITALITY COMPANY ATTRACTIONS LODGING F&B, RETAIL & TRANSPORTATION 8 World-Class Attractions 25 owned and operated welcomed 2.4M visitors in 2019 properties with over 380,000 36 Food & Beverage room nights sold in 2019 and 32 Retail Businesses 3 new attractions online in 2021 Integrated within our attractions and lodging properties 11

INSPIRING, UNFORGETTABLE EXPERIENCES OUR 12 ATTRACTIONS WILL WELCOME OVER 5 MILLION VISITORS ANNUALLY L A K E K E N A I M A L I G N E F L Y O V E R C O L U M B I A B A N F F G O L D E N F L Y O V E R F L Y O V E R F L Y O V E R G L A C I E R S K Y M I N N E W A N K A F J O R D S L A K E G O N D O L A S K Y B R I D G E L A S V E G A S C A N A D A I C E F I E L D L A G O O N C A N A D A I C E L A N D A D V E N T U R E C R U I S E T O U R S C R U I S E T O R O N T O S K Y W A L K ~ 356,000 ~96,000 ~76,000 ~ 10 7,00 0 ~439,000 ~736,000 ~700,000 ~200,000 ~539,000 ~300,000 ~800,000 ~900,000 Visitors Visitors Visitors Visitors Visitors Visitors Visitors (est) Visitors (est) Visitors Visitors (est) Visitors (est) Visitors (est) Opened May Opened Jun Opened Aug Opened Sep Opening 2021 2021 2019 2021 2024 (est) 12 Visitation in 2019, except where estimates are noted for new experiences coming online from Aug 2019 forward. These estimates represent management’s expectations for approximate run-rate visitation at maturity.INSPIRING, UNFORGETTABLE EXPERIENCES OUR 12 ATTRACTIONS WILL WELCOME OVER 5 MILLION VISITORS ANNUALLY L A K E K E N A I M A L I G N E F L Y O V E R C O L U M B I A B A N F F G O L D E N F L Y O V E R F L Y O V E R F L Y O V E R G L A C I E R S K Y M I N N E W A N K A F J O R D S L A K E G O N D O L A S K Y B R I D G E L A S V E G A S C A N A D A I C E F I E L D L A G O O N C A N A D A I C E L A N D A D V E N T U R E C R U I S E T O U R S C R U I S E T O R O N T O S K Y W A L K ~ 356,000 ~96,000 ~76,000 ~ 10 7,00 0 ~439,000 ~736,000 ~700,000 ~200,000 ~539,000 ~300,000 ~800,000 ~900,000 Visitors Visitors Visitors Visitors Visitors Visitors Visitors (est) Visitors (est) Visitors Visitors (est) Visitors (est) Visitors (est) Opened May Opened Jun Opened Aug Opened Sep Opening 2021 2021 2019 2021 2024 (est) 12 Visitation in 2019, except where estimates are noted for new experiences coming online from Aug 2019 forward. These estimates represent management’s expectations for approximate run-rate visitation at maturity.

PURSUIT℠

INSPIRING, UNFORGETTABLE EXPERIENCES

OUR 25 LODGING PROPERTIES FILL OVER 380,000 ROOM NIGHTS ANNUALLY







BANFF | JASPER

Elk + Avenue Hotel	164 rooms
Sawridge Inn and Conference Centre	152 rooms
Lobstick Lodge	139 rooms
Mount Royal Hotel	133 rooms
Chateau Jasper Hotel	119 rooms
The Crimson Hotel	99 rooms
78 Connaught Drive [1] (est opening 2022)	88 rooms
Marmot Lodge [1]	78 rooms
Pyramid Lake Resort	62 rooms
Pocahontas Cabins	56 rooms
Glacier View Lodge*	32 rooms
	1,122 rooms

GLACIER | WATERTON

Glacier Park Lodge*	162 rooms
Grouse Mountain Lodge	145 rooms
St. Mary Village*	116 rooms
Prince of Wales Hotel*	86 rooms
Apgar Village Lodge & Cabins*	48 rooms
West Glacier Village*	32 rooms
Glacier Basecamp Lodge	32 rooms
Belton Chalet*	27 rooms
Motel Lake McDonald*	27 rooms
West Glacier RV Park and Cabins*	20 rooms
	695 rooms

DENALI | KENAI FJORDS

Windsong Lodge*	216 rooms
Talkeetna Alaskan Lodge*	212 rooms
Denali Cabins*	46 rooms
Denali Backcountry Lodge*	42 rooms
Kenai Fjords Wilderness Lodge*	8 rooms
	524 rooms

1. Marmot Lodge currently has 107 guest rooms, 29 of which are expected to be converted to staff accommodation when the 78 Connaught property comes online.

* *Denotes a property that operates seasonally (generally closed from October - April)*

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VIAD

PURSUIT OPERATES IN ICONIC GLOBAL LOCATIONS VANCOUVER BANFF NATIONAL PARK GLACIER NATIONAL PARK DENALI NATIONAL PARK LAS VEGAS REYKJAVIK ~ 1 1 M V I S I TO R S JASPER NATIONAL PARK WATERTON LAKES KENAI FJORDS NATIONAL ~ 4 0 M V I S I TO R S ~ 2 M V I S I TO R S NATIONAL PARK PARK ~ 6 . 5 M V I S I TO R S ~ 3 . 5 M V I S I TO R S ~ 1 M V I S I TO R S 14 Market visitation statistic sources: Tourism Vancouver (2019); Parks Canada (2019); U.S. National Park Service (2019); Icelandic Tourist Board (2019); Las Vegas Convention and Visitors Authority (Las Vegas 2019)PURSUIT OPERATES IN ICONIC GLOBAL LOCATIONS VANCOUVER BANFF NATIONAL PARK GLACIER NATIONAL PARK DENALI NATIONAL PARK LAS VEGAS REYKJAVIK ~ 1 1 M V I S I TO R S JASPER NATIONAL PARK WATERTON LAKES KENAI FJORDS NATIONAL ~ 4 0 M V I S I TO R S ~ 2 M V I S I TO R S NATIONAL PARK PARK ~ 6 . 5 M V I S I TO R S ~ 3 . 5 M V I S I TO R S ~ 1 M V I S I TO R S 14 Market visitation statistic sources: Tourism Vancouver (2019); Parks Canada (2019); U.S. National Park Service (2019); Icelandic Tourist Board (2019); Las Vegas Convention and Visitors Authority (Las Vegas 2019)

TWO SCALABLE PLATFORMS TO DELIVER GROWTH

PURSUIT

ICONIC LOCATIONS

A collection of world-class attractions, distinctive lodges and engaging tours in renowned global travel locations

- Strong focus on attractions
- Iconic, unforgettable, inspiring locations
- Balanced geographies and seasons

FLYOVER

A collection of flight ride experiences in vibrant cities that showcase awe-inspiring sights in a way that visitors have never experienced before

- Long haul destination travelers
- Visually-iconic country or location
- Urban locations with strong footfall

Perennial demand
High barriers to entry
Attractive margins
High-quality, bucket list experience
Strong ease of doing business

15 VIAD

PURSUIT HAS A COMPELLING AND PROVEN GROWTH STRATEGY B A N F F G O N D O L A To optimize guest experience, market I N V E S T M E N T : $ 2 2 M R E F R E S H position and maximize returns E B I T D A : $ 1 1 M G L A C I E R S K Y W A L K To create new guest experiences and revenue I N V E S T M E N T : $ 2 0 M B U I L D E B I T D A : $ 7 M streams with economies of scale and scope A L A S K A C O L L E C T I O N Strategic assets that drive guest experience, economies of I N V E S T M E N T : $60 M B U Y scale and scope, improving financial performance E B I T D A : $ 1 0 M 16 Note: 2019 EBITDA (incremental for Banff Gondola as compared to trailing twelve months prior to renovation)PURSUIT HAS A COMPELLING AND PROVEN GROWTH STRATEGY B A N F F G O N D O L A To optimize guest experience, market I N V E S T M E N T : $ 2 2 M R E F R E S H position and maximize returns E B I T D A : $ 1 1 M G L A C I E R S K Y W A L K To create new guest experiences and revenue I N V E S T M E N T : $ 2 0 M B U I L D E B I T D A : $ 7 M streams with economies of scale and scope A L A S K A C O L L E C T I O N Strategic assets that drive guest experience, economies of I N V E S T M E N T : $60 M B U Y scale and scope, improving financial performance E B I T D A : $ 1 0 M 16 Note: 2019 EBITDA (incremental for Banff Gondola as compared to trailing twelve months prior to renovation)

PURSUIT HAS DELIVERED PROFITABLE GROWTH Pursuit has Doubled Revenue 4-YEAR and Adjusted EBITDA in 48 months COMPOUNDED 223 REVENUE ($M) ANNUAL GROWTH 185 174 RATES 153 REVENUE 112 19% 81 EBITDA ($M) 69 66 50 Adjusted 36 EBITDA 23% 2015 2016 2017 2018 2019 >30% EBITDA MARGIN 17PURSUIT HAS DELIVERED PROFITABLE GROWTH Pursuit has Doubled Revenue 4-YEAR and Adjusted EBITDA in 48 months COMPOUNDED 223 REVENUE ($M) ANNUAL GROWTH 185 174 RATES 153 REVENUE 112 19% 81 EBITDA ($M) 69 66 50 Adjusted 36 EBITDA 23% 2015 2016 2017 2018 2019 >30% EBITDA MARGIN 17

THE RECOVERY IS UNDERWAY AT PURSUIT

SEQUENTIAL PERIOD REVENUE IMPROVEMENTS EXPECTED TO CONTINUE WITH STRONG AND IMPROVING BOOKINGS

Same-Store Revenue vs. Comparable Period in 2019 is Improving[1]


% of 2019
84%
7%
32%
53%
76%
81%
Q1'20
Q2'20
2H'20
1H'21
Jul'21
Aug'21

1. Total Pursuit revenue excluding Mountain Park Lodges (7 Jasper hotels acquired June 2019), FlyOver Iceland (opened August 2019), Sky Lagoon (opened May 2021), and Golden Skybridge (acquired March 2021 and opened June 2021).

- Alaska and Glacier Park Collections are tracking in-line or ahead of 2019 driven by the strength of the domestic leisure travel demand
- Banff Jasper Collection is behind 2019 due to the Canadian border closure, which was lifted on August 9th for fully vaccinated Americans and September 7th for other fully vaccinated international travelers

STRONG DEMAND FROM DOMESTIC LONG HAUL, LOCAL, AND REGIONAL MARKETS

PURSUIT
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VIAD

WHY WE WILL BE SUCCESSFUL We believe that collecting memories is far more important than collecting things. Since the beginning of time, human beings share a passion for exploration and the search for remarkable experiences. That hasn’t changed. Our MISSION is to connect guests and staff to iconic places through unforgettable inspiring experiences. 19WHY WE WILL BE SUCCESSFUL We believe that collecting memories is far more important than collecting things. Since the beginning of time, human beings share a passion for exploration and the search for remarkable experiences. That hasn’t changed. Our MISSION is to connect guests and staff to iconic places through unforgettable inspiring experiences. 19

A GLOBAL LIVE EVENTS COMPANY EXHIBITIONS/CONFERENCES BRAND EXPERIENCES VENUE SERVICES In-house AV, lighting, electrical, 3,600 exhibitions, #1 and #2 2,900 unique rigging and power service market share in the UK, live and virtual experiences - provider for 35+ leading US, respectively. partnering with leading brands incl. convention centers and hotels 4 of top 5 pharma companies. Note: 2019 amounts 21A GLOBAL LIVE EVENTS COMPANY EXHIBITIONS/CONFERENCES BRAND EXPERIENCES VENUE SERVICES In-house AV, lighting, electrical, 3,600 exhibitions, #1 and #2 2,900 unique rigging and power service market share in the UK, live and virtual experiences - provider for 35+ leading US, respectively. partnering with leading brands incl. convention centers and hotels 4 of top 5 pharma companies. Note: 2019 amounts 21

REVENUE MIX AND GEOGRAPHIC MARKETS SERVED 2019 REVENUE MIX Exhibitions/Conferences Brand Experiences Venue Services 6% 30% 64% North America EMEA 20% 80% Countries GES Serves GES facilities 22REVENUE MIX AND GEOGRAPHIC MARKETS SERVED 2019 REVENUE MIX Exhibitions/Conferences Brand Experiences Venue Services 6% 30% 64% North America EMEA 20% 80% Countries GES Serves GES facilities 22

EXHIBITIONS AND CONFERENCES The Exhibition and Conference market was over $34B in 2019 with low-single digit growth from 2016 2019 Global Tradeshow Market Global Tradeshow Market Growth 2016-2019 $34.4B 4.3% annually 46% Total Addressable Market for GES US ~$2.5B THE US EXHIBITION AND CONFERENCE MARKET IS THE LARGEST WORLDWIDE Source: PwC Global Entertainment & Media Outlook 2020-2024 23 23EXHIBITIONS AND CONFERENCES The Exhibition and Conference market was over $34B in 2019 with low-single digit growth from 2016 2019 Global Tradeshow Market Global Tradeshow Market Growth 2016-2019 $34.4B 4.3% annually 46% Total Addressable Market for GES US ~$2.5B THE US EXHIBITION AND CONFERENCE MARKET IS THE LARGEST WORLDWIDE Source: PwC Global Entertainment & Media Outlook 2020-2024 23 23

EXHIBITIONS AND CONFERENCES GES is a global leader in the $2.5 billion addressable market within Exhibition and Conference industry 2019 GES Exhibition/Conference Revenue 2019 GES Market Share of Largest Tradeshows $0.7B 75% EMEA 25% 84% North America UK Largest 20 US largest 250 Exhibitions Exhibitions #1 AND #2 MARKET SHARE IN UK AND US RESPECTIVELY North America/UK GES clients analyzed against TSNN Top 250 Tradeshow List and The UK Events Report 2020 24EXHIBITIONS AND CONFERENCES GES is a global leader in the $2.5 billion addressable market within Exhibition and Conference industry 2019 GES Exhibition/Conference Revenue 2019 GES Market Share of Largest Tradeshows $0.7B 75% EMEA 25% 84% North America UK Largest 20 US largest 250 Exhibitions Exhibitions #1 AND #2 MARKET SHARE IN UK AND US RESPECTIVELY North America/UK GES clients analyzed against TSNN Top 250 Tradeshow List and The UK Events Report 2020 24

BRAND EXPERIENCES Experiential Marketing is a large, fast-growing segment of the corporate marketer’s budget 2019 Global Digital & Alternative 2019 Experiential Marketing Categories Marketing ($,000) (%) $340B Experiential B2B Events $38B Marketing – 35% Live Consumer Events $39B Consumer Event Sponsorship $45B EXPERIENTIAL MARKETING IS FORECASTED TO GROW BY 7% ANNUALLY FROM 2021 TO 2024 Source: PQ Media’s Global Advertising & Marketing Spend Forecast, 2020-2024 25

BRAND EXPERIENCES A strategic partner to leading brands around the world to manage and elevate their global experiential marketing activities Corporate Meetings & Events Digital Experiences Brand Activations Product Launches Strategic Exhibition Corporate Customer Centers Consumer Pop-up Events Sports Activations Program Management 26BRAND EXPERIENCES A strategic partner to leading brands around the world to manage and elevate their global experiential marketing activities Corporate Meetings & Events Digital Experiences Brand Activations Product Launches Strategic Exhibition Corporate Customer Centers Consumer Pop-up Events Sports Activations Program Management 26

VENUE SERVICES A strategic partner providing in-house services to leading hotel and convention centers for the last 35 years For the past 14 years we have Audio Visual Services Electrical or Power Services Rigging Services been partners with ON Site. It's good to know you have a trusted partner with you in the trenches, because sometimes Audio Visual services make the difference in closing a piece of business.“ THE VENUE SERVICES MARKET WAS Mercedes Miller, Georgia International Convention Center $9B IN 2019 27VENUE SERVICES A strategic partner providing in-house services to leading hotel and convention centers for the last 35 years For the past 14 years we have Audio Visual Services Electrical or Power Services Rigging Services been partners with ON Site. It's good to know you have a trusted partner with you in the trenches, because sometimes Audio Visual services make the difference in closing a piece of business.“ THE VENUE SERVICES MARKET WAS Mercedes Miller, Georgia International Convention Center $9B IN 2019 27

GES’ FINANCIAL PROFILE HAS BEEN PROFITABLE AND STABLE 2015-2019 1 GES’ 5-Year Cumulative Free Cash Flow 260 in $millions 215 $374M 164 Adj. Segment EBITDA 101 ~70% 39 Conversion to FCF $260M 2015 2016 2017 2018 2019 1 CUMULATIVE FCF STRONG CASH CONVERSION with low capex requirements 1 Free Cash Flow defined as Adjusted Segment EBITDA less segment capex 28GES’ FINANCIAL PROFILE HAS BEEN PROFITABLE AND STABLE 2015-2019 1 GES’ 5-Year Cumulative Free Cash Flow 260 in $millions 215 $374M 164 Adj. Segment EBITDA 101 ~70% 39 Conversion to FCF $260M 2015 2016 2017 2018 2019 1 CUMULATIVE FCF STRONG CASH CONVERSION with low capex requirements 1 Free Cash Flow defined as Adjusted Segment EBITDA less segment capex 28

PANDEMIC OFFERED OPPORTUNITY TO ACCELERATE TRANSFORMATION - CREATING A STRONGER GES

Impact of CV19 on GES Revenue ($,000)



$1,080
$339
2019
2020

Quick and thoughtful response with a vision for the future of live events

- **Organized business units to align more closely to customer needs**
- **Eliminated $10M** in fixed costs and further **variabilized our cost model**
- **Trimmed underperforming businesses and events** enabling a more agile and leaner organizational structure
- **Aligned technology and team to deliver virtual and hybrid events**

GES
VIAD

SIGNIFICANT COST REDUCTIONS DURING PANDEMIC WILL DRIVE IMPROVED PROFITABILITY GOING FORWARD TA RG E T F I N A N C I A L S SG&A Reductions ($M) FY 2019 Revenue $1.1B FLOW EBITDA THROUGH MARGIN EBITDA 7% >20% 8%+ ~60% ON INCREMENTAL SG&A SG&A REDUCTION REVENUE 29% 156 64% 61 61 ~$10M LOWER BREAKEVEN POINT COST OF SALES Annualized (VARIABLE) facility cost 2H 2019 2H 2020 1H 2021 take-outs achieved 30SIGNIFICANT COST REDUCTIONS DURING PANDEMIC WILL DRIVE IMPROVED PROFITABILITY GOING FORWARD TA RG E T F I N A N C I A L S SG&A Reductions ($M) FY 2019 Revenue $1.1B FLOW EBITDA THROUGH MARGIN EBITDA 7% >20% 8%+ ~60% ON INCREMENTAL SG&A SG&A REDUCTION REVENUE 29% 156 64% 61 61 ~$10M LOWER BREAKEVEN POINT COST OF SALES Annualized (VARIABLE) facility cost 2H 2019 2H 2020 1H 2021 take-outs achieved 30

THE CONVENTION CENTERS HAVE RE-OPENED AND LARGE-SCALE EVENTS HAVE RE-STARTED REVENUE IS IMPROVING CONTINUING TO NAVIGATE VS. COMPARABLE PERIOD IN 2019 COVID ENVIRONMENT % of 2019 102% ▪ Delta variant has caused some shows and exhibitors to cancel ▪ Shows taking place are smaller in size than 42% 39% pre-pandemic occurrences ▪ GES is leveraging its lower and more variable 7% 6% 7% cost structure to maximize EBITDA on lower Q1'20 Q2'20 2H'20 1H'21 Jul'21 Aug'21 revenue 31THE CONVENTION CENTERS HAVE RE-OPENED AND LARGE-SCALE EVENTS HAVE RE-STARTED REVENUE IS IMPROVING CONTINUING TO NAVIGATE VS. COMPARABLE PERIOD IN 2019 COVID ENVIRONMENT % of 2019 102% ▪ Delta variant has caused some shows and exhibitors to cancel ▪ Shows taking place are smaller in size than 42% 39% pre-pandemic occurrences ▪ GES is leveraging its lower and more variable 7% 6% 7% cost structure to maximize EBITDA on lower Q1'20 Q2'20 2H'20 1H'21 Jul'21 Aug'21 revenue 31

WHY WE WILL BE SUCCESSFUL We believe that virtual events cannot replace the rich connections created through in-person interactions. From transacting business to building brand loyalty, live events provide a powerful and cost-effective means to drive business growth. That hasn’t changed. Our MISSION is to create the most meaningful and memorable experiences for marketers, organizers and attendees. 32WHY WE WILL BE SUCCESSFUL We believe that virtual events cannot replace the rich connections created through in-person interactions. From transacting business to building brand loyalty, live events provide a powerful and cost-effective means to drive business growth. That hasn’t changed. Our MISSION is to create the most meaningful and memorable experiences for marketers, organizers and attendees. 32

Investment Opportunity SummaryInvestment Opportunity Summary

CLEAR PATH TO ACCELERATE GROWTH AND SIGNIFICANTLY ENHANCE SHAREHOLDER RETURNS Proven Success Executing Experienced Management Growth Strategy and Team Focused on Driving Strong Returns Shareholder Value 53% 47% Strong Liquidity Position Capitalizing on Pandemic and Financial Flexibility to Disruption to Strengthen Sustain and Invest Leading Market Positions CREATING EXTRAORDINARY EXPERIENCES & STRONG RETURNS 34

AppendixAppendix

NON-GAAP FINANCIAL RECONCILIATION

ADJUSTED SEGMENT EBITDA and SEGMENT OPERATING INCOME

	GES						PURSUIT						VIAD TOTAL					
Millions	2015	2016	2017	2018	2019	2020	2015	2016	2017	2018	2019	2020	2015	2016	2017	2018	2019	2020
Net Income Attributable to Viad													**$ 26.6**	**$ 42.3**	**$ 57.7**	**$ 49.2**	**$ 22.0**	**$ (374.1)**
Net Income Attributable to Noncontrolling Interest													0.4	0.5	0.5	0.5	2.3	(1.4)
Net Loss Attributable to Redeemable Noncontrolling Interest													-	-	(0.1)	(0.3)	(0.8)	(1.5)
Loss (Income) from Discontinued Operations													0.4	0.7	0.3	(1.5)	0.1	1.8
Income Tax Expense													10.5	21.3	45.9	17.1	2.5	14.2
Net Interest Expense													3.9	4.7	8.0	9.3	13.8	17.9
Other Expense													1.8	1.7	2.0	1.7	1.6	1.1
Pension Plan Withdrawal													-	-	-	-	15.7	0.5
Legal Settlement													-	-	-	-	8.5	-
Impairment Charges (Recoveries)													0.1	0.2	(29.1)	-	5.3	203.1
Restructuring Charges													3.0	5.2	1.0	1.6	8.4	13.4
Corporate Activities & Eliminations													8.8	10.3	12.3	10.9	10.8	8.6
Segment Operating Income	**$ 27.6**	**$ 51.1**	**$ 50.7**	**$ 39.6**	**$ 35.9**	**$ (73.9)**	**$ 27.8**	**$ 35.8**	**$ 47.9**	**$ 48.9**	**$ 54.3**	**$ (42.3)**	**$ 55.5**	**$ 86.9**	**$ 98.6**	**$ 88.5**	**$ 90.2**	**$ (116.2)**
Segment Depreciation	20.2	21.3	26.4	28.5	24.9	21.6	7.7	12.1	16.1	17.2	20.4	24.8	27.9	33.4	42.5	45.6	45.4	46.4
Segment Amortization	6.9	8.3	10.8	9.5	10.6	6.5	0.3	0.9	1.6	1.5	2.7	3.6	7.2	9.2	12.4	11.0	13.4	10.1
Attraction Start-up Costs	-	-	-	-	-	-	-	-	0.1	0.9	2.3	4.2	-	-	0.1	0.9	2.3	4.2
Restructuring Related Inventory Write-Off	-	-	-	-	-	5.3	-	-	-	-	-	-	-	-	-	-	-	5.3
Fire-related Business Interruption Matters	-	-	-	-	-	-	-	0.1	-	-	-	-	-	0.1	-	-	-	-
Acquisition Integration & Transaction Costs	0.9	0.6	0.2	0.2	-	-	-	1.1	0.4	0.1	1.4	0.1	0.9	1.6	0.5	0.3	1.4	0.1
Adjusted Segment EBITDA	**$ 55.6**	**$ 81.2**	**$ 88.2**	**$ 77.7**	**$ 71.5**	**$ (40.5)**	**$ 35.8**	**$ 49.9**	**$ 66.0**	**$ 68.6**	**$ 81.2**	**$ (9.7)**	**$ 91.4**	**$ 131.1**	**$ 154.2**	**$ 146.3**	**$ 152.7**	**$ (50.2)**
Revenue[(1)]	$ 976.9	$ 1,054.7	$ 1,133.1	$ 1,052.0	$ 1,079.9	$ 338.6	$ 112.2	$ 153.4	$ 173.9	$ 185.3	$ 222.8	$ 76.8	$ 1,089.0	$ 1,205.0	$ 1,307.0	$ 1,237.3	$ 1,302.7	$ 415.4
Adjusted Segment EBITDA Margin	5.7%	7.7%	7.8%	7.4%	6.6%	-12.0%	31.9%	32.5%	38.0%	37.0%	36.4%	-12.7%	8.4%	10.9%	11.8%	11.8%	11.7%	-12.1%

(1) Revenue has been adjusted in 2018 and 2019 for immaterial errors related to the revenue recognition of GES' Corporate Accounts' third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.
Note: Certain amounts above may not total due to rounding.

FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

We have also provided the following forward–looking non–GAAP financial measure: Adjusted Segment EBITDA Margin. We do not provide a reconciliation of this forward–looking non–GAAP financial measure to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward–looking non–GAAP financial measure may be materially different from the corresponding forward-looking non–GAAP financial measure.

36

VIAD

MANAGEMENT'S COVID-19 RESPONSE

1 AGGRESSIVE COST REDUCTIONS TO PRESERVE CASH

- Implemented furloughs, layoffs, mandatory unpaid time off, and salary reductions for all employees across the company
- Eliminated discretionary spending, reduced maintenance capital expenditures to essential levels, and paused spending on the majority of growth projects
- Suspended dividend payments and share repurchases

2 SECURED ADDITIONAL CAPITAL TO STRENGTHEN LIQUIDITY

- Raised $56 million in cash proceeds from the disposition of certain assets, including the cash surrender value of life insurance policies and the sale of two GES warehouses
- Secured a $135 million investment from private equity firm Crestview Partners
  - Newly-issued perpetual convertible preferred stock that carries a 5.5% dividend, which is payable in cash or in-kind at our option
  - Conversion price of $21.25 represented a premium of ~42% to our 10-day VWAP

3 REFINANCED CREDIT FACILITY TO ENHANCE FINANCIAL FLEXIBILITY

- Significantly extended debt maturity and added ~$56M cash to balance sheet
- Increased flexibility to make growth investments/acquisitions and to pay convertible preferred dividend in cash

4 CONTINUED FOCUS ON STRATEGIC GOALS

- Accelerated transformation efforts to enhance margin profile and operating flexibility of GES
- Selectively invested in high-return growth opportunities to continue scaling Pursuit


We are positioned to win the recovery and emerge stronger than before, with market share gains and permanent changes to our cost structure

37 VIAD

OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM

STEVE MOSTER - PRESIDENT & CHIEF EXECUTIVE OFFICER



- Has served as President and CEO of Viad since 2014 and as President of GES from 2010
- Joined Viad in 2004 as GES Vice President of Exhibition Furnishings and his career evolved to various sales and leadership roles within GES company, including Executive Vice President - Products and Services, where he led double-digit revenue growth
- Holds a Bachelor of Engineering from Vanderbilt University and an MBA from the Tuck School of Business

ELLEN INGERSOLL - CHIEF FINANCIAL OFFICER



- Has served as CFO of Viad since July 2002
- During her tenure, the Company successfully divested MoneyGram International in 2004 and acquired and integrated more than 15 businesses
- Holds a B.S. from Arizona State University and is a CPA

DAVID BARRY - PRESIDENT PURSUIT



- Joined Viad in 2015 and through the repositioning of the Viad Travel and Recreation Group created Pursuit in 2016
- Prior to joining the Company, he served as the President and CEO of a financial services and tech company following a three-decade career in hospitality, the ski industry and aviation
- Experience includes being CEO of the world's largest heli-skiing company (CMH) and Chief Operating Officer of Intrawest USA (ski resorts, lodging, hospitality)

JEFF STELMACH – PRESIDENT GES GLOBAL BRAND EXPERIENCES



- Joined Viad in 2021 to lead GES' growth in Brand Experiences
- Prior to joining the Company, he served as Opus Agency President and has over 30 years of experience building successful event agencies including Opus, Mosaic, Geometry and EMI, and working with some of the biggest brands in business, including Samsung, Coca-Cola, Anheuser-Busch and Oracle
- Graduated from the University of Notre Dame with degrees in Business and Marketing

38

VIAD

OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM DEREK LINDE - GENERAL COUNSEL AND SECRETARY LESLIE STRIEDEL - CHIEF ACCOUNTING OFFICER • Has served as General Counsel and Secretary of Viad • Has served as Chief Accounting Officer of Viad Corp since April 2018 since 2014 • Previously served as Deputy General Counsel & • Previously served as Vice President of Finance and Assistant Secretary at Illinois Tool Works Inc., and was a Administration or similar positions at Colt Defense LLC, partner at Winston & Strawn LLP, where he focused on and held various roles within finance and accounting in merger and acquisition transactions, private equity, both public and private environments securities/capital markets, corporate governance, SEC • Received her B.S. from the University of Vermont and is filings a CPA • Received his J.D. from the Vanderbilt University School of Law and a B.A. from the University of Missouri- Columbia 39OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM DEREK LINDE - GENERAL COUNSEL AND SECRETARY LESLIE STRIEDEL - CHIEF ACCOUNTING OFFICER • Has served as General Counsel and Secretary of Viad • Has served as Chief Accounting Officer of Viad Corp since April 2018 since 2014 • Previously served as Deputy General Counsel & • Previously served as Vice President of Finance and Assistant Secretary at Illinois Tool Works Inc., and was a Administration or similar positions at Colt Defense LLC, partner at Winston & Strawn LLP, where he focused on and held various roles within finance and accounting in merger and acquisition transactions, private equity, both public and private environments securities/capital markets, corporate governance, SEC • Received her B.S. from the University of Vermont and is filings a CPA • Received his J.D. from the Vanderbilt University School of Law and a B.A. from the University of Missouri- Columbia 39

22,009 MEAL ITEMS ENVIRONMENTAL SUSTAINABILITY SERVED to the community through our Easy Eats Meal Program We want to ensure that the most iconic destinations in the world remain spectacular and special for generations to come. 29,376 KG OF ORGANIC SUSTAINABLY- CAPITAL WASTE SOURCED EDUCATION WASTE DIVERTED DIVERSION INVESTMENT MENUS from the landfill in Banff • Introducing waste • Developing more • Making conscious • Educating our guests sustainable capital audit and decisions about the while reflecting 16,571 management assets food we serve and national park values programs• Installing more TREES PLANTED how we source it in • Learning about the • Implementing alternative power through the Ecostay Program an effort to lower area builds an initiatives to reduce generation capacity in Jasper Hotels our footprint appreciation and • Improvements to plastic waste and • Ocean Wise sense of single-use systems including seafood responsibility to $2.5M containers waste management, • Local producers protect it INVESTED IN SUSTAINABLE • Increasing diversion heating, ventilation TECHNOLOGIES of organics and and air conditioning (HVAC), and water in 2020 recycling from landfills distribution and management 40

ENVIRONMENTAL SUSTAINABILITY

GES

Events are created and produced with sustainability measures in mind every step of the way, with the goal of minimizing the event's impact on the environment.

WASTE DIVERSION	AIR QUALITY	PROCUREMENT	COMMUNITY DONATIONS
• Maximize materials diverted from landfills through recycling and repurposing • Paperless orders • Reusable furniture • Recyclable flooring, graphics, and LEED-compliant modular booth systems	• No idling policy • 97% of our carriers participate in the EPA's SmartWay Transport Partnership • 95% of our lifts and riggers are powered by natural gas	• Established criteria for purchasing environmentally-preferred products • Encourage sourcing materials locally	• Partner with community organizations to donate materials to be reused and repurposed

As a testament to our commitment to sustainability, GES is the first global full-service events provider to earn both **APEX/ASTM Level 2 Certification** in the US and **ISO 20121** in the UK, voluntary international standards for sustainable event management.

41 VIAD

SOCIAL RESPONSIBILITY Our success is built on a foundation of integrity, ethical behavior, corporate and We believe that social responsibility, and compliance, which are reinforced every day in our maintaining a culture of businesses through our Always Honest Compliance and Ethics Program. high ethical and legal standards provides Viad with a distinct advantage FAIR LABOR BUSINESS WORKPLACE DIVERSITY PRACTICES in recruiting and retaining RELATIONSHIPS SAFETY top talent, driving the • Value and respect • Treat our customers • Provide a safe and • Treat our best value for our with honesty and diversity and healthy work employees fairly customers and attracting integrity, honor their promote inclusivity in environment and in shareholders. trust, and deliver the workplace • Follow all written accordance with world-class products, • Provide equal safety information the law Being Always Honest is at opportunities for all services, and support and policies to • Ensure that those of our employment prevent harm to our the very core of our doing business with us activities, including employees, the corporate identity and and on our behalf hiring, training, communities in guides everything we do. uphold our standards promoting, and which we work, and compensating of integrity in all that our reputation -Steve Moster they do for us 42SOCIAL RESPONSIBILITY Our success is built on a foundation of integrity, ethical behavior, corporate and We believe that social responsibility, and compliance, which are reinforced every day in our maintaining a culture of businesses through our Always Honest Compliance and Ethics Program. high ethical and legal standards provides Viad with a distinct advantage FAIR LABOR BUSINESS WORKPLACE DIVERSITY PRACTICES in recruiting and retaining RELATIONSHIPS SAFETY top talent, driving the • Value and respect • Treat our customers • Provide a safe and • Treat our best value for our with honesty and diversity and healthy work employees fairly customers and attracting integrity, honor their promote inclusivity in environment and in shareholders. trust, and deliver the workplace • Follow all written accordance with world-class products, • Provide equal safety information the law Being Always Honest is at opportunities for all services, and support and policies to • Ensure that those of our employment prevent harm to our the very core of our doing business with us activities, including employees, the corporate identity and and on our behalf hiring, training, communities in guides everything we do. uphold our standards promoting, and which we work, and compensating of integrity in all that our reputation -Steve Moster they do for us 42

SAFETY PROMISE

PURSUIT[SM]

Pursuit's Safety Promise is our commitment to the safety and well-being of our guests and staff. Through this program, we will ensure that everyone feels safe when visiting our experiences and that these places can continue to make a positive impact.

SAFE

- Reduced capacities across all businesses and facilities
- Improved guest flow through spaces
- Implemented transmission-reducing tactics (i.e. plexiglass barriers, personal protective equipment for staff, single-use menus, contactless payment, express check-outs)
- Screening of team members for illness

CLEAN

- Introduced increased cleaning protocols with CDC and Health Canada approved cleaners
- Sanitizing boats, rides, buses, Ice Explorers, and motor coaches between outings
- Applying extra stringent room cleaning protocols between guest stays
- Removed unnecessary touchpoints and added hand sanitizer stations

INFORMED

- Communicated distancing and cleaning measures to staff through rigorous onboarding and training
- Added on-site signage and pre-arrival communications
- Implemented new protocols for illness reporting and management
- Ongoing engagement and collaboration with our industry and government partners

PEACE OF MIND

- Committed to inspiring those around us and valuing optimism
- Incorporating smiles, laughter, and joy into our experiences
- Inviting our guests to join us in experiencing the healing and inspiring power of iconic destinations

43 VIAD

PURSUIT
GEOGRAPHIC OVERVIEW



ALASKA COLLECTION (ALASKA)
SKY LAGOON (ICELAND)
BANFF JASPER COLLECTION (CANADA)
GLACIER PARK COLLECTION (MONTANA)
FLYOVER COLLECTION
Denotes Iconic Location
Denotes FlyOver Location
PURSUIT 2019 REVENUE MIX
Banff Jasper Collection
Glacier Park Collection
Alaska Collection
FlyOver (1)
60%
16%
18%
6%

(1) Represents FlyOver Canada and FlyOver Iceland (opened Aug'19); FlyOver Las Vegas is expected to open Sep'21; FlyOver Toronto is expected to open Q1'24.

44

VIAD

PURSUIT’S LOCATIONS HAVE STRONG PERENNIAL DEMAND 9/11 7,000,000 Recession Recession SARS 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Banff & Jasper National Parks Glacier & Waterton National Parks Denali & Kenai Fjords National Parks 45 Sources: Parks Canada; U.S. National Park ServicePURSUIT’S LOCATIONS HAVE STRONG PERENNIAL DEMAND 9/11 7,000,000 Recession Recession SARS 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Banff & Jasper National Parks Glacier & Waterton National Parks Denali & Kenai Fjords National Parks 45 Sources: Parks Canada; U.S. National Park Service

NEW EXPERIENCES WILL ACCELERATE GROWTH

2021

MAY 2021
Sky Lagoon opened
Reykjavik, Iceland

JUNE 2021
Golden Skybridge opened
Golden, BC, Canada

SEPTEMBER 2021
FlyOver Las Vegas opened
Las Vegas, NV

2022

2022 (EST)
78 Connaught Drive Hotel
Jasper, AB, Canada

2022 FULL YEAR
Sky Lagoon
Golden Skybridge
FlyOver Las Vegas

2023 & Beyond

2023 FULL YEAR
78 Connaught Drive Hotel

2024 (EST)
FlyOver Canada Toronto opens
Toronto, ON

ONGOING
New Refresh, Build, Buy Investments
Worldwide

ONGOING, NEVER-ENDING FOCUS
ON SAME-STORE ORGANIC GROWTH AND IMPROVING THE GUEST EXPERIENCE

BUSINESS RETURNS AND NEW GROWTH FROM INVESTMENTS
AND CONTINUED CORPORATE DEVELOPMENT FOCUS

PURSU/T 46 VIAD

WE’RE JUST GETTING STARTED Our entrepreneurial hospitality-oriented culture, combined with two scalable growth platforms, provides significant growth opportunities WE’RE JUST GETTING STARTED Our entrepreneurial hospitality-oriented culture, combined with two scalable growth platforms, provides significant growth opportunities

SUCCESS STORIES: REFRESH, BUILD, BUY. BANFF GONDOLA REFRESH INVESTMENT $22M SKY BISTRO 82 Attraction Net #1 Promoter Score Restaurant in Banff on TripAdvisor 1 ~$11M EBITDA INCREASE SINCE REFRESH 48 1 2019 as compared to trailing twelve months prior to renovationSUCCESS STORIES: REFRESH, BUILD, BUY. BANFF GONDOLA REFRESH INVESTMENT $22M SKY BISTRO 82 Attraction Net #1 Promoter Score Restaurant in Banff on TripAdvisor 1 ~$11M EBITDA INCREASE SINCE REFRESH 48 1 2019 as compared to trailing twelve months prior to renovation

SUCCESS STORIES: REFRESH, BUILD, BUY. MOUNT ROYAL HOTEL REFRESH INVESTMENT $36M 60% IMPROVED NET PROMOTOR SCORE #2 HOTEL REVPAR INCREASE 77 points IN BANFF from $98 in 2016 to from -7 to 70 $157 in 2019 in 2 years 49

IN DEVELOPMENT: REFRESH, BUY. BUILD, FLYOVER BUILD PROJECTS REYKJAVIK 3 Opened Aug 2019 New attractions in world class tourism cities LAS VEGAS Opened Sept 2021 #2 TORONTO TripAdvisor Ranking for FlyOver Iceland Expected opening in 2024 50IN DEVELOPMENT: REFRESH, BUY. BUILD, FLYOVER BUILD PROJECTS REYKJAVIK 3 Opened Aug 2019 New attractions in world class tourism cities LAS VEGAS Opened Sept 2021 #2 TORONTO TripAdvisor Ranking for FlyOver Iceland Expected opening in 2024 50

IN DEVELOPMENT: REFRESH, BUY. BUILD, SKY LAGOON DEVELOPMENT Opened INVESTMENT May 2021 $13M IDEAL LOCATION OPERATING Closest geothermal PARTNER lagoon to Reykjavik in this venture 51IN DEVELOPMENT: REFRESH, BUY. BUILD, SKY LAGOON DEVELOPMENT Opened INVESTMENT May 2021 $13M IDEAL LOCATION OPERATING Closest geothermal PARTNER lagoon to Reykjavik in this venture 51

SUCCESS STORIES: REFRESH, BUILD, **BUY.**

ALASKA COLLECTION ACQUISITION
$60M INVESTMENT

2019 CERTIFICATE of EXCELLENCE
tripadvisor

7
Experiences in Iconic Locations

Sightseeing Boat Tours

Lodging Properties

F&B and Retail


PURSUIT SM

52 VIAD

SUCCESS STORIES: REFRESH, BUILD, BUY. MOUNTAIN PARK LODGES ACQUISITION INVESTMENT $76M Ownership 60% Interest Market Share Hotel Properties of the Jasper 31% 7 in Jasper National Park Area Bed Base Close proximity to 3 Pursuit attractions 53SUCCESS STORIES: REFRESH, BUILD, BUY. MOUNTAIN PARK LODGES ACQUISITION INVESTMENT $76M Ownership 60% Interest Market Share Hotel Properties of the Jasper 31% 7 in Jasper National Park Area Bed Base Close proximity to 3 Pursuit attractions 53

KEY METRICS

PURSUIT[SM]


2019 LINE OF BUSINESS REVENUE MIX
Hospitality
Attractions
Travel Planning
Transportation
2%
7%
49%
42%


HOSPITALITY METRICS[1]
RevPAR
Occupancy
$104
$117
$125
$128
$138
65.6%
69.2%
70.2%
69.7%
69.3%
2015
2016
2017
2018
2019


ATTRACTION METRICS[1]
Revenue / Visitor
Visitors
$31
$31
$39
$43
$46
1.3M
1.5M
1.7M
1.6M
1.6M
2015
2016
2017
2018
2019

[1] *Metrics are presented on a "same-store" basis, which includes assets owned by Viad and operating at full capacity for the entirety of the periods presented, expressed on a constant currency basis. Visitors are expressed in thousands. See our 10-K/Q for additional information regarding this performance metric.*

54

VIAD

SEASONALITY Pursuit experiences peak activity during the summer months. During 2019, 85% of Pursuit’s revenue was earned in the second and third quarters. Pursuit Revenue by Quarter ($M) 135.0 112.1 107.0 97.4 67.1 55.4 48.4 48.8 44.7 40.5 30.5 21.7 15.2 14.3 13.5 10.7 9.7 10.3 9.2 7.9 7.5 7.2 5.2 5.3 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 2020 Note: To help reduce the spread of COVID-19, Pursuit’s year-round attractions and year-round lodging properties were closed temporarily starting in mid- March and remained closed during most of the second quarter of 2020. We phased in most of Pursuit’s attractions and lodging operations starting in May 2020 with most properties open and operational during the third quarter of 2020, although at reduced capacities. We seasonally closed our non-year-round properties during the fourth quarter of 2020; however temporary government mandated closures occurred at FlyOver Canada and FlyOver Iceland during the 55 fourth quarter.

KEY METRICS 2019 REVENUE MIX Exhibitions/Conferences Corporate Events Other 2% 16% 82% 2 1 SHOW ROTATION US BASE SAME-SHOW GROWTH 8.0% Millions $52 4.8% 4.1% 2.8% 1.3% $(8) $(15) $(35) 2015 2016 2017 2018 2019 % U.S. $(71) Organic 45% 39% 35% 34% 30% 2015 2016 2017 2018 2019 Rev. 1 Year-over-year revenue growth of shows that occur every year in the same quarter and are produced out of the same GES location. 56 2 Net change in revenue due to non-annual shows produced by GES (shows occur every two, three or four years).KEY METRICS 2019 REVENUE MIX Exhibitions/Conferences Corporate Events Other 2% 16% 82% 2 1 SHOW ROTATION US BASE SAME-SHOW GROWTH 8.0% Millions $52 4.8% 4.1% 2.8% 1.3% $(8) $(15) $(35) 2015 2016 2017 2018 2019 % U.S. $(71) Organic 45% 39% 35% 34% 30% 2015 2016 2017 2018 2019 Rev. 1 Year-over-year revenue growth of shows that occur every year in the same quarter and are produced out of the same GES location. 56 2 Net change in revenue due to non-annual shows produced by GES (shows occur every two, three or four years).

SEASONALITY

GES

GES' exhibition and event activity can vary significantly from quarter to quarter and year to year depending on the frequency and timing of shows. Some shows are not held annually and some shift between quarters. Show rotation refers to shows that occur less frequently than annually, as well as annual shows that shift quarters from one year to the next.



GES Revenue(1) by Quarter
256.9
236.1
317.9
CONEXPO-CON/AGG
267.7
262.4
281.1
CONEXPO-CON/AGG
286.6
AIR SHOW (AS)
285.4
320.1
AIR SHOW (AS)
315.3
321.1
AIR SHOW (AS)
24.8
188.9
287.0
IMTS, MINEXPO, & AS
232.1
246.1
IMTS & AS
217.5
14.0
244.5
246.2
263.0
281.8
279.0
18.7
Q1
Q2
Q3
Q4
2015
2016
2017
2018
2019
2020

(1) Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES' Corporate Accounts' third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.

Note: GES has three major non-annual shows. CONEXPO-CON/AGG is a triennial show that occurs in the first quarter. IMTS is a biannual show that occurs in the third quarter. MINExpo is quadrennial show that occurs in the third quarter. The Paris Air Show (occurs in the second quarter) and the Farnborough Air Show (occurs in the third quarter) are biennial shows that alternate years. During 2020, exhibition and event activity was largely cancelled or postponed after mid-March due to the COVID-19 pandemic. CONEXPO-CON/AGG was the only major non-annual show that occurred as scheduled in March 2020.

57

VIAD

EXHIBITION INDUSTRY HAS PROVEN RESILIENT THROUGH PRIOR DOWNTURNS US Exhibition Industry Metrics Indexed to 2000 9/11 Recession Recession SARS 1.15 1.10 1.05 1.00 0.95 0.90 0.85 0.80 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net Square Footage Exhibitors Attendees 58 Source: Center for Exhibition Industry Research (CEIR)EXHIBITION INDUSTRY HAS PROVEN RESILIENT THROUGH PRIOR DOWNTURNS US Exhibition Industry Metrics Indexed to 2000 9/11 Recession Recession SARS 1.15 1.10 1.05 1.00 0.95 0.90 0.85 0.80 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net Square Footage Exhibitors Attendees 58 Source: Center for Exhibition Industry Research (CEIR)